Exhibit 10.19.2

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, confidential information (indicated by [***]) has been omitted from Exhibit 10.19.2 because it (i) is not material and (ii) is the type of information the Company both customarily and actually treats as private or confidential.

AMENDMENT NO. 2
TO COMMERCIALIZATION AGREEMENT BETWEEN
INSMED INCORPORATED AND PARI PHARMA GMBH
This second amendment (“Amendment No. 2”) effective 20 July 2018 (“Amendment No. 2 Effective Date”) to the Commercialization Agreement dated and effective the 8th of July 2014 (the “Agreement”) between PARI Pharma GmbH, a German corporation with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”) and Insmed Incorporated, a Virginia corporation with a principal place of business at 10 Finderne Avenue, Building 10, Bridgewater, NJ  08807-3365 (“Insmed”), is entered into between PARI and Insmed. PARI and Insmed shall be referred to collectively as the “Parties”.
WHEREAS, the Parties desire to further amend the terms and conditions of the Agreement (in addition to Amendment No. 1) to reflect certain business discussions between the Parties.
NOW, THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment No. 2 shall have the meanings ascribed to them in the Agreement.
“[***]” mean the following components: [***]
2.Exhibit I. Exhibit I to the Agreement is hereby amended by adding the following subsection:
“3.    [***] Price. The price for each unit of [***] shall be determined as follows:

Description	Price for United States and Canada
For each unit of [***]	$[***]

3.Miscellaneous. Upon execution, this Amendment No. 2 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 as of the Amendment No. 2 Effective Date indicated above.
Insmed Incorporated            PARI Pharma GmbH

By: /s/ Drayton Wise            By: /s/ Martin Knoch
Name: Drayton Wise                Name: Dr. Martin Knoch
Title: General Manager            Title: President
Date: 14-Aug-2018            Date: 23 Aug 2018
Amendment No. 2, INSMED-PARI Commercial Supply Agreement     Page 2/2